Exhibit 10.1

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT

This First Amendment to Contribution Agreement (this “Amendment”) is dated as of June 4, 2015 by and among Flatonia Energy, LLC, a Delaware limited liability company (“Flatonia”), Parallel Resource Partners, LLC, a Delaware limited liability company (“PRP”), Sabine River Energy, LLC, a Texas limited liability company (“Sabine”), Oak Valley Operating, LLC, a Texas limited liability company (“Oak Valley Operator”), Oak Valley Resources, LLC, a Delaware limited liability company (“Oak Valley”) and Earthstone Energy, Inc., a Delaware corporation (“Earthstone”).  Each of Flatonia, PRP, Sabine, Oak Valley Operator, Oak Valley and Earthstone is sometimes referred to herein individually as a “Party,” and collectively they are referred to herein as the “Parties.”  Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings set forth in the Contribution Agreement (as defined below).

RECITALS:

WHEREAS, effective as of October 16, 2014, the parties entered into that certain Contribution Agreement (as amended, restated, supplemented, or otherwise modified from time to time, the “Contribution Agreement”);

WHEREAS, the transactions contemplated by the Contribution Agreement were consummated on December 19, 2014, as a result of which, among other things, Flatonia received a number of shares of  Earthstone Common Stock then equal to 21.4% of Earthstone Common Stock, on an as-converted, as-exercised basis;

WHEREAS, Section 9.10(a) of the Contribution Agreement grants Flatonia the right, exercisable by the Board of Managers of Flatonia, to designate one member of the Earthstone Board on the terms and subject to the conditions set forth therein, although Flatonia has not yet exercised such right;

WHEREAS, in order to facilitate Earthstone’s ability to issue registered securities under the Securities Act in an expeditious manner, Flatonia is willing to forfeit Flatonia’s board designation right, effective immediately, on the terms and subject to the conditions set forth below;

WHEREAS, Section 15.8 of the Contribution Agreement provides that the Contribution Agreement may be amended or modified by an agreement in writing executed by all Parties and expressly identified as an amendment or modification;

NOW, THEREFORE, in consideration of the premises and mutual promises, representations, warranties, covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound by the terms hereof, agree as follows:

ARTICLE I
AMENDMENTS

Section 1.1Amendments.

(a)Section 9.10 of the Contribution Agreement is hereby amended to read in its entirety as follows:

Section 9.10Flatonia’s Board Observer Rights and Contingent Right to Designate a Director.

(a)Subject to the provisions of the penultimate sentence of this Section 9.10(a) and the last sentence of Section 9.10(c), the Board of Managers of Flatonia may designate, at any time and from time to time, one individual who may attend and act as an observer (the “Flatonia Observer”) at any meeting of the Earthstone Board (whether in person, telephonic, electronic or otherwise).  For the avoidance of doubt, the Flatonia Observer will not be or count as a member of the Earthstone Board for any purpose, including, without limitation, for voting purposes or for purposes of determining whether a quorum exists.  The Flatonia Observer will execute a confidentiality agreement on a mutually agreeable form with Earthstone as a condition to being permitted to attend such meetings.  Earthstone shall give the Flatonia Observer at least two days’ prior written notice of each such meeting.  The Flatonia Observer is currently Mr. John K. Howie who will continue to be the Flatonia Observer until his resignation or replacement.  The Board of Managers of Flatonia may replace the Flatonia Observer at any time and for any reason, in the sole discretion of the Board of Managers of Flatonia.  If the individual serving as the Flatonia Observer ceases to serve in such capacity for any reason, then Flatonia shall have the right to designate a successor in accordance with this Section 9.10(a).  Earthstone shall provide to the Flatonia Observer, at the same time as provided to each member of the Earthstone Board, (x) all written consents to be executed by members of the Earthstone Board and (y) all materials provided to members of the Earthstone Board relating to Earthstone or its operations or activities, other than materials subject to any applicable attorney-client work product or accountant-client privilege, as well as any other information reasonably requested by the Flatonia Observer relating to Earthstone or its operations or activities.  Notwithstanding the foregoing provisions of this Section 9.10(a), Flatonia shall not be entitled to designate a Flatonia Observer at any time that a Flatonia Designee (as defined below) is serving on the Earthstone Board.  Further, the Earthstone Board may exclude the Flatonia Observer from any portion of an Earthstone Board meeting where privileged material is considered.

(b)Subject to the provisions of the last sentence of Section 9.10(c), if an Oak Valley Triggering Event occurs after the Closing Date, then from after the Oak Valley Triggering Event, Earthstone and Oak Valley shall, upon the written request of Flatonia, take all reasonably required action to (i) increase the size of the Earthstone Board to at least 8 directors (or such greater amount, if any, necessary for there to be at least one unfilled board seat) and (ii) appoint one individual designated in writing by the Flatonia Board of Managers to serve as a member of the Earthstone Board, which director will be designated as a director of Earthstone (the “Flatonia Designee”).  If, at the time of such initial designation, the Earthstone Board is classified, then the Flatonia Designee will serve in the director class with the then-longest remaining term.  From and after an Oak Valley Triggering Event, but subject to the provisions of the last sentence of this Section 9.10(b), the Board of Managers of Flatonia will continue to have the right to designate a Flatonia Designee to serve as a director of Earthstone, and Earthstone and the Earthstone Board will cause each such Flatonia Designee to be nominated to serve as a director and will recommend that Earthstone’s stockholders vote in favor of the election of such Flatonia Designee.  If the Flatonia Designee ceases to serve as a member of the Earthstone Board for any reason, then Flatonia shall have the right to designate a successor in accordance with this Section 9.10(b).  Any voting securities of Earthstone held by Oak Valley or any of its Affiliates will be voted (which term will include the execution of a written consent of stockholders) in favor of the election of the Flatonia Designee and will not be voted in favor of any action that is inconsistent with the rights set forth in this Section 9.10(b).

(c)Flatonia (and any assignee permitted under this sentence) will have the right to assign all, but not less than all, of its rights under this Section 9.10 to PRP or to any Affiliate of PRP.  Notwithstanding the foregoing provisions of this Section 9.10, Flatonia’s rights under this Section 9.10 shall be extinguished if at any time PRP and its Affiliates collectively own less than 7.5% of the issued and outstanding shares of Earthstone Common Stock.

(b)Appendix A of the Contribution Agreement is hereby amended by adding the following definition, in the appropriate alphabetical order:

“Oak Valley Triggering Event” shall mean the earliest to occur of the following: (a)  the aggregate ownership of Earthstone Common Stock by Oak Valley and its direct or indirect controlled subsidiaries falls below 50% of the issued and outstanding shares of Earthstone Common Stock; provided, however, that in calculating an Oak Valley Triggering Event, issuances of Earthstone Common Stock to third parties that are not Affiliates of Earthstone or Oak Valley shall not be taken into account; (b) a Removal Event (within the meaning of the Amended Operating Agreement) and (c) June 1, 2017.

(c)Appendix A of the Contribution Agreement is hereby amended to (i) amend the definition of “Flatonia Designee” so that the reference to “Section 9.10(a)” is replaced with “Section 9.10(b)” and (ii) amend the definition of “Flatonia Observer” so that the reference to “Section 9.10(b)” is replaced with “Section 9.10(a).”

Section 1.2Miscellaneous.

(a)Except as expressly set forth in this Amendment, the Contribution Agreement is hereby ratified and confirmed in accordance with its terms.

(b)GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.

(i)THIS AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(ii)THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE CIVIL DISTRICT COURTS OF THE STATE OF TEXAS LOCATED IN HARRIS COUNTY, TEXAS AND APPROPRIATE APPELLATE COURTS THEREFROM, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT DELIVERED IN CONNECTION HEREWITH MAY BE HEARD AND DETERMINED IN SUCH COURTS.  THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE, CONTROVERSY OR CLAIM BROUGHT IN ANY SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE, CONTROVERSY OR CLAIM.  EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(iii)EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT DELIVERED IN CONNECTION HEREWITH.  EACH PARTY ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL AND THAT IT HAS KNOWINGLY AND VOLUNTARILY AGREED TO THIS WAIVER OF ITS RIGHT TO TRIAL BY JURY.

(c)This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.  Any Party’s delivery of an executed counterpart signature page by facsimile or email is as effective as executing and delivering this Amendment in the presence of the other Party.  No Party shall be bound until such time as all of the Parties have executed counterparts of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

PARALLEL RESOURCE PARTNERS, LLC

By: /s/ John K. Howie

John K. Howie

Managing Director

FLATONIA ENERGY, LLC

By: /s/ John K. Howie

John K. Howie

President

SABINE RIVER ENERGY, LLC

By: /s/ Frank A. Lodzinski

Frank A. Lodzinski

President

OAK VALLEY RESOURCES, LLC

By: /s/ Frank A. Lodzinski

Frank A. Lodzinski

Chief Executive Officer and President

OAK VALLEY OPERATING, LLC

By: /s/ Frank A. Lodzinski

Frank A. Lodzinski

President

EARTHSTONE ENERGY, INC.

By: /s/ Frank A. Lodzinski

Frank A. Lodzinski

Chief Executive Officer and President